                                 PROMISSORY NOTE

$     300,000.00                             Date           JULY 1,        1997
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     FIVE (5) YEARS         after date            I            promise to pay to
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the order of  NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
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*************THREE HUNDRED THOUSAND AND NO CENTS ($300,000.00)***********Dollars
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Payable at                   26 HARBOR PARK DRIVE
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                             PORT WASHINGTON, NY 11050
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for value received with interest at eight and one-half per cent (8.5%) per annum, payable quarterly commencing October 1, 1997. This debt shall be non-recourse and shall be collateralized by 3,000,000 shares of Common Stock par value $.001 per share of National Medical Health Card Systems, Inc.
registered in the name of Gerald Shapiro.



                                           GERALD SHAPIRO
                                           -------------------------------------
                                           GERALD SHAPIRO

Witness:

LINDA SCARPANTONIO
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JANE A. KIMBERLY
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